UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2013

THE PULSE BEVERAGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53586	36-4691531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11678 N Huron Street, Northglenn, CO 80234
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 382-5476

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 31, 2013, the Board of Directors of The Pulse Beverage Corporation (the “Company”) dismissed by mutual agreement, Weaver, Martin & Samyn , LLC, as its principal independent accountant. On February 1, 2013, the Company engaged L.L. Bradford & Company, LLC as its principal independent accountant. The board of directors of the Company approved the dismissal of Weaver, Martin & Samyn, LLC and the engagement of L.L. Bradford & Company, LLC as its independent auditor.

Weaver, Martin & Samyn, LLC’s report on the Company’s financial statements for each of the two fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Weaver, Martin & Samyn, LLC on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of Weaver, Martin & Samyn, LLC, would have caused Weaver, Martin & Samyn LLC to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Weaver, Martin & Samyn, LLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Weaver, Martin & Samyn, LLC is filed as an exhibit to this Current Report on Form 8-K.

(b) During the Company’s fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of appointment of L.L. Bradford & Company, LLC on February 1, 2013, the Company has not consulted with L.L. Bradford & Company, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, nor has L.L. Bradford & Company, LLC provided to the Company a written report or oral advice that L.L. Bradford & Company, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, the Company has not consulted with L.L. Bradford & Company, LLC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

16.1	Letter dated February 4, 2013 from Weaver, Martin & Samyn, LLC

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2013

THE PULSE BEVERAGE CORPORATION

By:	/s/ Robert Yates Robert Yates, Chief Executive Officer